COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

(the “Fund”)

Supplement dated February 28, 2013 to the Fund’s Statement of Additional Information

dated May 1, 2012, as supplemented

The following changes are hereby made to the Statement of Additional Information under the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Investment Manager and Investment Advisory Services”:

The table under the heading “Portfolio Manager(s)” is modified by adding the following:

Portfolio Manager	Fund
Jeffrey L. Knight, CFA	VP Asset Allocation Fund

The table under the heading “Portfolio Manager(s) Information” is modified by adding the following:

		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account	Approximate Total Net Assets	Performance Based Accounts	Dollar Range of Equity Securities in the Fund Beneficially Owned	Structure of Compensation (described in the next sub-section)
VP Asset Allocation Fund	Jeffrey L. Knight, CFA	0 RICs 3 other accounts[3]	$0 $1.38 million	None	None	(1)

[3]	Information provided as of December 31, 2012.

The table “VP Asset Allocation Fund” under the heading “Performance Benchmarks” is modified by adding the following:

Portfolio Manager	Performance Benchmarks	Peer Group
Jeffrey L. Knight, CFA	Standard & Poor’s 500® Index Barclays Aggregate Bond Index	Lipper Variable Underlying Funds Mixed-Asset Target Allocation Moderate Funds Classification

All references to Colin Moore as a manager of the Fund are hereby deleted.

Shareholders should retain this Supplement for future reference.

C-6512-6 A (2/13)